UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 25, 2019 (January 23, 2019)
________________________________
NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
______________________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-2191		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company.  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Bylaw Amendment

On January 23, 2019, the Board of Directors amended the Bylaws of Norfolk Southern Corporation, effective February 10, 2019, to revise the advance notice provisions, in Article I - Section 9 and Article II – Section 7, for submission of matters not to be included in the proxy statement. The current submission deadline of ninety (90) days prior to the anniversary date of the previous year’s annual meeting has been changed to one hundred twenty (120) days prior to anniversary date of the mailing of the corporation’s proxy statement filed in connection with the previous year’s annual meeting, which is the same submission deadline for submission of matters to be included in the proxy statement. The amendments also change the number of days for submission of matters not to be included in the proxy statement and provide an advance notice provision timeline where no annual meeting was held the previous year or the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after the preceding year’s annual meeting.

The description of the amendments to the Bylaws herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws filed herewith as Exhibit 3(iii) and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
3(iii)	Bylaws of Norfolk Southern Corporation, as amended January 23, 2019, effective February 10, 2019.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

       /s/ Vanessa A. Sutherland
Name:  Vanessa A. Sutherland
Title:    VP Law
Date: January 25, 2019